MERRILL LYNCH SERIES FUND, INC.
                              Merrill Lynch High Yield Portfolio

                       Supplement dated June 29, 2004 to the
                            Prospectus dated May 1, 2004

The section entitled "Details About The Portfolio" under the caption "How The Portfolio Invests-Other Strategies" beginning at page 10 is amended to add the following information, which supplements and supersedes any contrary information contained in the Prospectus:

	The Portfolio may engage in "short sales" of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

	The Portfolio also may make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

This information supplements and supersedes any contrary information contained in the Prospectus.